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                                                                  EXHIBIT 10(vi)

                       KULICKE AND SOFFA INDUSTRIES, INC.
                      1997 NON-QUALIFIED STOCK OPTION PLAN
                           FOR NON-EMPLOYEE DIRECTORS
               (As Amended and Restated Effective March 21, 2003)

                  1.       Purpose

                  The purpose of the 1997 Non-Qualified Stock Option Plan for Non-Employee Directors (the "Plan") of Kulicke and Soffa Industries, Inc. (the "Company") is to encourage stock ownership by non-employee members of the Company's Board of Directors (the "Board") by issuing options to purchase shares of the Company's stock ("Options," and individually an "Option"), thereby enabling such Board members to acquire or increase their proprietary interests in the Company and thereby encouraging them to remain as Board members. The Options issued pursuant to the Plan are intended to constitute non-qualified stock options ("Non-Qualified Stock Options").

                  2.       Administration

                  The Plan will be administered by the Company's Compensation Committee (the "Committee"), which shall consist of two or more non-employee directors (as defined in Rule 16b-3(b)(3) promulgated under the Securities Exchange Act of 1934, as amended (the "1934 Act"), or any successor thereto) who will be appointed by, and will serve at the pleasure of, the Board. If a Committee of two or more non-employee directors has not been appointed, the Plan will be administrated by the full Board. The Committee will hold meetings when a quorum is present at such times and places as it may determine. A quorum shall consist of a majority of the Committee. A majority of the Committee present and voting at a meeting at which a quorum is present, or acts reduced to, and approved in, writing by a majority of the members of the Committee at any other time, will be valid acts of the Committee. The Committee shall have no discretion with respect to the eligibility or selection of non-officer members of the Board to receive Options under the Plan, the number of shares of stock subject to any such Options, or the purchase price thereunder.

                  The interpretation and construction by the Committee of any provision of the Plan or of any Option granted under it will be final. Anything herein to the contrary notwithstanding, no member of the Board or the Committee will be liable for any action or determination made in good faith with respect to the Plan or any Option granted under it.

                  3.       Eligibility

                  The only persons eligible to receive Options under the Plan shall be each member of the Board who is not also an employee of the Company. An eligible director who is granted an Option ("Optionee," which term shall also include his executor(s) or administrator(s) under Section 5(f) hereof) may be granted more than one Option.

                  4.       Stock

         Subject to adjustment as hereinafter provided, the aggregate number of shares of common stock of the Company, no par value (the "Shares"), that may be subject to Options under the Plan shall equal (i) 400,000 shares reduced by the number of shares subject to options outstanding immediately prior to July 17, 2000, (ii) multiplied by two, (iii) reduced by the number of shares subject to options issued on or after July 17, 2000, and (iv) increased by the number of shares subject to options expiring or terminating on or after July 17, 2000, which aggregate number equals 480,000 shares as of the effective date of this amended and restated Plan. Shares issuable under the Plan may be authorized but unissued Shares or reacquired Shares, as the Company may determine from time to time. In addition, any Shares subject to an

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Option which expires or otherwise terminates for any reason whatever (including, without limitation, the Optionee's surrender thereof) without having been exercised shall continue to be available for the granting of Options under the Plan.

                  5.       Terms and Conditions of Options

                  Each Option granted pursuant to the Plan will be evidenced by an Option Notice in such form as is acceptable to the Committee. Each Option Notice will include the information required by Subsections (a) and (b) of this
Section 5 and will be in conformity with and incorporate by reference all other terms and conditions of the Plan, including the following terms and conditions:

                           (a)      Option Grant Dates. Options to purchase
10,000 Shares (5,000 Shares for Options granted prior to July 17, 2000), as adjusted pursuant to Section 5(g), shall be granted automatically to each eligible director on the last day of February on which the Company's shares are publicly-traded in each of the years 1999 through 2008.

                           (b)      Option Price. The purchase price per Share
payable upon exercise of the Options shall be 100% of the fair market value per Share on the date the Options are granted, which shall be the representative closing price on such date of the Shares as reported by Nasdaq.

                           (c)      Payment. The price payable on the exercise
of the Option in whole or in part will be equal to the Option price multiplied by the number of Shares as to which the Option is exercised, and shall be paid in full upon exercise of any Option, either in cash or by delivering to the Company shares of the Company's Common Stock having a fair market value, as of the close of business on the day preceding such delivery, equal to the aggregate exercise price of the Shares being purchased on exercise of the Options, or by a combination of such cash and shares.

                           (d)      Option Term. Notwithstanding any other
provisions of this Plan, Options shall expire after the termination of ten years and one month from the date of the grant, unless sooner terminated as provided in this Plan, and shall be void and unexercisable thereafter.

                           (e)      Exercisability of Options. Options granted
under the Plan shall become exercisable in 25% annual increments (20% annual increments for options granted on or before February 13, 2001), commencing on the first anniversary of the date they are granted.

                           Options that have become exercisable may be exercised
in whole or in part, except that no Option may be exercised unless the total number of Shares issuable upon exercise of such Option and all other Options being exercised simultaneously is at least 25 or unless the number of Shares purchased is the total number remaining unpurchased under the Option.

                           Options may be exercised only by the Optionee and may
not be exercised by any other person except as provided in Section 5(f) hereof.

                           (f)      Termination of Options. Subject to Section
5(d) above and to Section 5(g) below, upon the death of an Optionee, all Options held by such Optionee, whether or not then exercisable, shall immediately become exercisable and remain exercisable by his executor(s) or administrator(s) for a period of one year from the date of such Optionee's death.

                           Options may be terminated by agreement between the
Company and the Optionee.

                           (g)      Recapitalization. Subject to any required
action by the stockholders of the Company, the number of Shares as to which Options may be granted under this Plan and the number of Shares subject to outstanding Options and the Option price thereof will be proportionately adjusted for any increase or decrease in the number of outstanding Shares of Common Stock of the Company resulting from stock splits or reverse stock splits but not for stock dividends. The number of Shares will be adjusted to the

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nearest whole share. Any stock dividend resulting in an increase of 20% or more in the outstanding Common Stock shall be deemed a stock split.

                           If the Company is involved in any merger or
consolidation (as described below) or dissolution, all Options outstanding hereunder shall become fully vested and shall terminate, in the case of mergers or consolidation, on the date that such merger or consolidation becomes effective, and in case of dissolution, on the date that the Articles of Dissolution are filed with the Secretary of the Commonwealth of Pennsylvania. A merger or consolidation shall be deemed to be covered by this Section 5(g) only if it results in the shareholders of the Company immediately before such merger or consolidation not owning, directly or indirectly, immediately following such merger or consolidation more than 50% of the combined voting power of the outstanding voting securities ("Voting Securities") of the corporation resulting from such merger or consolidation, in substantially the same proportion as their ownership of the Voting Securities outstanding immediately before such merger or consolidation.

                           If Options become fully vested and are terminated
pursuant to the provisions of the foregoing paragraph, Optionees shall receive in cash from the Company an amount equal to the fair market value of the Shares which are subject to the outstanding Options on the date such Options become fully vested (and subsequently terminate), less the purchase price under such Options of such Shares. Fair market value shall be determined as of the close of business on the day preceding the event terminating all outstanding Options under this Plan.

                           Except as expressly provided above in this Section
5(g), the Optionee will have no rights by reason of any subdivision or consolidation of shares of stock of any class of the Company or the payment of any stock dividend by the Company or any other increase or decrease in the number of shares of stock of any class of the Company or by reason of any dissolution, liquidation, merger, or consolidation or spinoff of assets or stock of another corporation.

                           The grant or existence of any Option shall not affect
in any way the right or power of the Company to make adjustments, reclassification, reorganizations or changes of its capital or business structure or to merge or to consolidate or to dissolve, liquidate or sell, or transfer all or part of its stock or assets.

                           (h)      Rights as a Stockholder. The Optionee will
have no rights as a stockholder of the Company with respect to any Shares subject to the Option until the Option has been exercised and a certificate with respect to the Shares purchased upon exercise has been issued to him. No adjustment will be made for dividends (ordinary or extraordinary, whether in cash, securities or other property) or distributions or other rights for which the record date is prior to the date the Shares so purchased have been issued.

                           (i)      Modification of Options. Insofar as is
consistent with the treatment of the Plan as a "formula plan" under Rule 16b-3 promulgated under Section 16(b) of the 1934 Act, or any successor thereto, and subject to the terms and conditions of the Plan, the Committee may modify the Options or accept the surrender of Options (to the extent not theretofore exercised); provided, however, that the Committee may not modify the terms upon which, the times at which or the periods within which Options may be exercised. Notwithstanding the foregoing sentence, no modification of any Option which adversely affects the Optionee shall be made without the consent of the Optionee. Further, notwithstanding any provision of this Plan to the contrary (other than Section 5(g)), the Option price of an outstanding Option shall not, without the prior approval of the Company's stockholders, be reduced, whether through amendment, cancellation, replacement grants, or other similar means; provided, however, that this shall not preclude the grant, in accordance with the provisions of this Plan, of additional Options: (i) not in replacement, in whole or in part, of cancelled Options, or (ii) following expiration of Options.

                           (j)      Purchase for Investment. The issuance of
Shares on exercise of the Option will be conditioned on obtaining appropriate representations and warranties of the Optionee that the purchase of Shares thereunder will be for investment, and not with a view to the public resale or distribution thereof, unless the Shares subject to the Option are registered under the Securities Act of 1933,

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as amended (the "1933 Act"), and comply with any other law, regulation or rule applicable thereto. Unless the Shares are registered under the 1933 Act, the Optionee shall acknowledge that the Shares purchased on exercise of the Option are not registered under the 1933 Act and may not be sold or otherwise transferred unless the Shares have been registered under the 1933 Act in connection with the sale or other transfer or counsel satisfactory to the Company is of the opinion that the sale or other transfer is exempt from registration under the 1933 Act, and unless said sale or transfer is in compliance with any other applicable law, including all applicable state securities law.

                           (k)      No Rights to Board Membership. An individual
granted an Option under this Plan shall not have any right to continue as a member of the Board of the Company solely by virtue of the existence of such Option.

                           (l)      Other Provisions. The Option Notice may
contain such other provisions, including, without limitation, restrictions upon the exercise of the Option, as the Committee in its discretion deems advisable and as are not inconsistent with (i) the provisions of this Plan or (ii) the treatment of this Plan as a "formula plan" under Rule 16b-3 promulgated under
Section 16(b) of the 1934 Act, or any successor thereto.

                  6.       Term of Plan.

                  The Plan shall terminate on March 1, 2008. No Option shall be granted under this Plan after February 29, 2008. However, the termination of this Plan shall not affect any option which is outstanding on March 1, 2008.

                  7.       Amendment of the Plan.

                  Insofar as is consistent with the treatment of the Plan as a "formula plan" under Rule 16b-3 promulgated under Section 16(b) of the 1934 Act, or any successor thereto, the Board may, from time to time, with respect to any Shares at the time not subject to an Option, suspend or discontinue the Plan or revise or amend it in any respect whatsoever.

                  8.       Application of Funds.

                  The proceeds received by the Company from the sale of Shares pursuant to the exercise of Options will be used for general purposes.

                  9.       No Obligation to Exercise Option.

                  The granting of an Option will impose no obligation upon the Optionee to exercise such Option.

                  10.      Approval of Stockholders; Effective Date.

                  The Plan shall be effective December 9, 1997, the date it was adopted by the Board. The Plan was approved by the Company's shareholders on February 10, 1998. As amended and restated, the Plan shall be effective March 21, 2003.